Exhibit 10.1

AMENDMENT NO. 1 TO SENIOR SECURED SUPERPRIORITY DEBTOR-IN POSSESSION
CREDIT, SECURITY AND GUARANTY AGREEMENT

This AMENDMENT NO. 1 TO SENIOR SECURED SUPERPRIORITY DEBTOR-IN-POSSESSION CREDIT, SECURITY AND GUARANTY AGREEMENT, dated as of March 3, 2016 (this “Amendment”), is entered into by and among HORSEHEAD CORPORATION, a company organized under the laws of the State of Delaware (“Horsehead”), THE INTERNATIONAL METALS RECLAMATION COMPANY, LLC, a limited liability company organized under the laws of the State of Delaware (“INMETCO”), HORSEHEAD METAL PRODUCTS, LLC, a limited liability company organized under the laws of the State of North Carolina (“HMP”), ZOCHEM INC., a corporation incorporated pursuant to the Canada Business Corporations Act (“Zochem”) and HORSEHEAD HOLDING CORP., a corporation organized under the laws of the State of Delaware (“Horsehead Holding” and, together with Horsehead, INMETCO, HMP and Zochem, each a “Borrower” and, collectively, the “Borrowers”), the Lenders party hereto and CANTOR FITZGERALD SECURITIES, as Administrative Agent. Capitalized terms used but not defined herein shall have the meanings assigned to such terms in the Credit Agreement referred to below.

PRELIMINARY STATEMENTS:
WHEREAS, the Borrowers, the Lenders from time to time party thereto, Cantor Fitzgerald Securities, as Administrative Agent, and the other parties named therein are parties to the Senior Secured Superpriority Debtor-in-Possession Credit, Security and Guaranty Agreement, dated as of February 8, 2016 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”);
WHEREAS, in accordance with Section 9.01 of the Credit Agreement, the Borrowers have requested that the Required Lenders agree to amend certain provisions of the Credit Agreement; and
WHEREAS, the Required Lenders are willing to amend certain provisions of the Credit Agreement solely as provided for herein.
NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
1.    Amendments to Credit Agreement. Subject to the terms and conditions set forth herein, the Credit Agreement is hereby amended as follows:
(a)    Section 1.01 of the Credit Agreement is hereby amended to add the following defined term in proper alphabetical order:

“Avoidance Action” has the meaning set forth in the applicable DIP Order.
(b)    The definition of “Maturity Date” under Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety as follows:
““Maturity Date” means the earlier of (a) the Scheduled Maturity Date, (b) the Consummation Date, (c) the closing of any sale of assets, which when taken together with all asset sales completed since the Closing Date, constitutes a sale of all or substantially all of the assets of the Borrower Parties and (d) the date on which all Advances become due and payable and the Commitments are terminated under the Loan Documents, whether by acceleration or otherwise.”
(c)    Section 4.15(b) of the Credit Agreement is hereby amended by inserting the phrase “(other than the proceeds of Avoidance Actions prosecuted against any trade creditor of one or more of the Debtors)” immediately after “Avoidance Actions”.
(d)    Section 5.18 of the Credit Agreement is hereby amended and restated in its entirety as follows:
“Section 5.18    Milestones. Comply with the following milestones:
(a)    On or prior to three (3) days after the Petition Date, entry of Interim Order by the Bankruptcy Court;
i.On or prior to four (4) days after the Petition Date, entry of the Interim DIP Recognition Order by the Canadian Court;
ii.On or prior to March 3, 2016, entry of Final Order by the Bankruptcy Court;
(d)    On or prior to March 4, 2016, entry of Final DIP Recognition Order by the Canadian Court;
(e)    On or prior to fifty-five (55) days after the Petition Date, filing by the Debtors of a Reorganization Plan that is in form and substance acceptable to the Required Lenders, the ad hoc committee of Senior Secured Noteholders and the Debtors (as amended, modified or supplemented with the consent of the Required Lenders and the ad hoc committee of Senior Secured Noteholders, the “Acceptable Plan”) and disclosure statement with respect to the Acceptable Plan (as amended, modified or supplemented with the consent of the Required Lenders and the ad hoc committee of Senior Secured Noteholders, “the Disclosure Statement”) with the Bankruptcy Court;
(f)    On or prior to ninety (90) days after the Petition Date, entry by the Bankruptcy Court of an order approving the Disclosure Statement;

(g)    On or prior to ninety-two (92) days after the Petition Date, entry by the Canadian Court of an order recognizing order by the Bankruptcy Court approving the Disclosure Statement;
i.On or prior to one hundred thirty (130) days after the Petition Date, entry by the Bankruptcy Court of an order approving the Acceptable Plan;
(i)    On or prior to one hundred thirty-two (132) days after the Petition Date, entry by the Canadian Court of an order recognizing such order by the Bankruptcy Court approving the Acceptable Plan; and
(j)    On or prior to one hundred forty-five (145) days after the Petition Date, the Consummation Date of the Acceptable Plan.”
(e)    Section 10.01(xvii) of the Credit Agreement is hereby amended by inserting the phrase “(other than the proceeds of Avoidance Actions prosecuted against any trade creditor of one or more of the Debtors)” immediately after “Bankruptcy Code”.
(f)    Clause (vi) in the last paragraph of Section 10.01 is hereby amended and restated in its entirety as follows:
“Avoidance Actions (provided, for the avoidance of doubt, that proceeds of Avoidance Actions (other than the proceeds of Avoidance Actions prosecuted against any trade creditor of one or more of the Debtors) shall be Collateral upon entry of the Final Order); and”
(g)    Schedule 1.01 of the Credit Agreement is hereby amended to add the following as items 5, 6 and 7 immediately after item 4 of Schedule 1.01 of the Credit Agreement:
“5. To the extent those certain mechanics’ liens asserted by F.S. Sperry Co., Inc. (“FS Sperry”) with respect to certain of the Debtors’ property described more fully in the objection filed by FS Sperry at [Docket No. 143] (collectively, the “FS Sperry Liens”) are senior to the Prepetition Senior Secured Notes Liens (as defined in the Final Order) with respect to such assets, the FS Sperry Liens shall be, and shall be deemed to be, “Permitted Prepetition Liens” as defined in the Final Order.
6. To the extent ACE American Insurance Company and/or any of its affiliates (collectively, and together with each of their successors, “Chubb”) had valid and perfected liens and/or security interests on property (including Cash Collateral (as defined in the Final Order)) of the Debtors as of the Petition Date, which liens and/or security interests were senior to the liens and/or security interests of each of the Prepetition Secured Parties (as defined in the Final Order), such liens and/or security interests shall be senior to any liens and/or security interests granted pursuant to the Final Order and shall be considered “Permitted Prepetition Liens” as defined in the Final Order.
7. To the extent that any of those certain mechanics’ liens asserted by Insulating Services, Inc., Mechanical Supply Company, Thompson Industrial Services, LLC, or Western Oilfields Supply Company d/b/a Rain for Rent (collectively, the “Specified Mechanics Lienholders”) with respect to certain of the Debtors’ property (as described more fully in any section 546(b) notice filed by any of the Specified Mechanics Lienholders or otherwise) (collectively, the “Specified Mechanics Liens”) are senior to the Prepetition Senior Secured Notes Liens (as defined in the Final Order) with respect to such assets, such Specified Mechanics Liens shall be, and shall be deemed to be, “Permitted Prepetition Liens” as defined in the Final Order.”
2.    Effectiveness of Amendment. The effectiveness of the agreements contained herein is conditioned upon (the date on which such condition having been satisfied being referred to herein as the “Amendment Effective Date”), the Administrative Agent having received duly executed counterparts hereof which, when taken together, bear the authorized signatures of (i) the Borrowers and (ii) the Required Lenders.
3.    Reassertion of Representations and Warranties; No Default. On the Amendment Effective Date, each Borrower hereby (i) confirms that the representations and warranties set forth in Article IV of the Credit Agreement and each other Loan Document are true and correct in all material respects (provided that such materiality qualifier shall not apply if such representation or warranty is already subject to a materiality qualifier under Article IV of the Credit Agreement or such other Loan Document), except for representations and warranties made as of a specific earlier date, which shall be true and correct in all material respects (provided that such materiality qualifier shall not apply if such representation or warranty is already subject to a materiality qualifier under Article IV of the Credit Agreement or such other Loan Document) as of such earlier date, and (ii) there will exist no Default or Event of Default under the Loan Documents. The parties hereto agree that this Amendment shall constitute a Loan Document.
4.    Ratification by Guarantors. Each of the Guarantors acknowledges that its consent to this Amendment is not required, but each of the undersigned nevertheless does hereby agree and consent to this Amendment and to the documents and agreements referred to herein. Each of the Guarantors agrees and acknowledges that (i) notwithstanding the effectiveness of this Amendment, such Guarantor’s Guaranty under the Credit Agreement shall remain in full force and effect without modification thereto and (ii) nothing herein shall in any way limit any of the terms or provisions of such Guarantor’s Guaranty or any other Loan Document executed by such Guarantor (as the same may be amended from time to time), all of which are hereby ratified, confirmed and affirmed in all respects. Each of the Guarantors hereby agrees and acknowledges that no other agreement, instrument, consent or document shall be required to give effect to this section. Each of the Guarantors hereby further acknowledges that the Borrowers, the Administrative Agent and any Lender may from time to time enter into any further amendments, modifications, terminations and/or waivers of any provisions of this Amendment or other Loan Documents without notice to or consent from such Guarantor and without affecting the validity or enforceability of such Guarantor’s Guaranty or giving rise to any reduction, limitation, impairment, discharge or termination of such Guarantor’s Guaranty.
5.    No Amendments; Confirmation; Limited Purpose Amendment. Except as expressly set forth herein, this Amendment (a) shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of the Lenders or the Administrative Agent under the Credit Agreement or any other Loan Document and (b) shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect as modified hereby. Nothing herein shall be deemed to entitle the Borrower Parties to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document in similar or different circumstances. Notwithstanding anything to the contrary herein, this Amendment (i) is a limited amendment, (ii) is limited to the express terms hereof, (iii) is effective only with respect to the specific instance and the specific purpose for which it is given and (iv) shall not be deemed an amendment for any other purpose and of any term, condition, representation or covenant applicable to the Borrower Parties under the Credit Agreement and any other Loan Document except as expressly set forth in this Amendment. THE LENDERS REQUIRE STRICT COMPLIANCE BY THE BORROWER PARTIES AT ALL TIMES WITH ALL TERMS, CONDITIONS AND PROVISIONS OF THE CREDIT AGREEMENT (AS MODIFIED BY THIS AMENDMENT) AND ANY OTHER LOAN DOCUMENT. On or after the Amendment Effective Date, any reference to the Credit Agreement contained in the Loan Documents shall mean the Credit Agreement as amended hereby.
6.    Release. Notwithstanding anything herein to the contrary, effective as of the Amendment Effective Date, each Borrower Party covenants and agrees that the Borrower Parties unconditionally release and irrevocably discharge (i) the Lenders, (ii) the Administrative Agent, and (iii) the respective officers, directors, attorneys, financial advisors, employees, managers, members, partners, agents, accountants and other professionals of the parties listed in clauses (i) and (ii), in each case, in their respective capacities as such, (collectively clauses (i) through (iii) being the “Released Parties,” and each a “Released Party”) from any and all claims, obligations, suits, judgments, damages, rights, causes of action and liabilities whatsoever, whether known or unknown, foreseen or unforeseen, existing or hereafter arising, in law, equity or otherwise, in all cases with respect to this Amendment, the Credit Agreement or any other Loan Document, based in whole or in part on any act, omission, transaction or occurrence from the beginning of time through the Amendment Effective Date (collectively, the “Released Claims”); provided, however, to the extent that a Released Claim is determined by a court of competent jurisdiction to have actually been caused by (x) the gross negligence or willful misconduct of a Released Party or (y) the material breach of the obligations of a Released Party (other than the Administrative Agent or any sub-agent thereof) under the Loan Documents, such release shall not be available to such Released Party with respect to such Released Claim.
7.    No Adverse Claim. Each Borrower warrants, acknowledges and agrees that no events have taken place and no circumstances exist at the date hereof which would give such Borrower a basis to assert a defense, offset or counterclaim to any claim of the Administrative Agent or the Lenders with respect to the Obligations.
8.    Successors and Assigns. This Amendment shall inure to the benefit of and be binding upon each of the parties hereto, each Lender, and the successors and permitted assigns of each of the parties hereto and each Lender (subject to and in accordance with Section 9.07 of the Credit Agreement).
9.    Counterparts. This Amendment may be executed by one or more of the parties to this Amendment on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of an executed signature page of this Amendment by facsimile transmission or other electronic transmission (i.e., a “.pdf” or “.tif”) shall be effective as delivery of a manually executed counterpart hereof.
10.    Entire Agreement. This Amendment, the other Loan Documents and the agreements, certificates and other documents contemplated thereby constitute the entire contract between the parties relative to the subject matter hereof. Any other previous agreement among the parties with respect to the subject matter hereof is superseded by this Amendment, the other Loan Documents and the agreements, certificates and other documents contemplated thereby.
11.    Governing Law; Waiver of Jury Trial. THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO ANY CHOICE-OF-LAW PROVISIONS THAT WOULD REQUIRE THE APPLICATION OF THE LAW OF ANOTHER JURISDICTION AND, TO THE EXTENT APPLICABLE, THE BANKRUPTCY CODE.
12.    Headings. The headings of this Amendment are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.
13.    Instruction to Administrative Agent. Each of the Lenders signatory hereto (constituting Required Lenders) directs the Administrative Agent to execute this Amendment and authorizes the Administrative Agent to take action as agent on its behalf and to exercise such powers and discretion under the Credit Agreement and the other Loan Documents as are delegated to the Administrative Agent by the terms thereof, together with such powers and discretion as are reasonably incidental thereto. The Borrowers and Lenders agree that the indemnifications provided in Section 9.05 of the Credit Agreement apply to the foregoing instruction and the execution of this Amendment.
[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective officers as of the day and year first above written.

HORSEHEAD CORPORATION

By:    /s/ Robert D. Scherich
Name:    Robert D. Scherich
Title:    Chief Financial Officer

THE INTERNATIONAL METALS RECLAMATION COMPANY, LLC

By:    /s/ Robert D. Scherich
Name:    Robert D. Scherich
Title:    Chief Financial Officer

HORSEHEAD METAL PRODUCTS, LLC

By:    /s/ Robert D. Scherich
Name:    Robert D. Scherich
Title:    Chief Financial Officer

HORSEHEAD HOLDING CORP.

By:    /s/ Robert D. Scherich
Name:    Robert D. Scherich
Title:    Chief Financial Officer

ZOCHEM INC.

By:    /s/ Robert D. Scherich
Name:    Robert D. Scherich
Title:    Chief Financial Officer

Amendment to Senior Secured Superpriority Debtor-In-Possession Credit, Security and Guaranty Agreement

CANTOR FITZGERALD SECURITIES,
as Administrative Agent

By:    /s/ James Bond
Name:    James Bond
Title:    Chief Operating Officer

Amendment to Senior Secured Superpriority Debtor-In-Possession Credit, Security and Guaranty Agreement

Hotchkis and Wiley High Yield Fund,
as Lender

By:    /s/ Ana Marie Lopez
Name:    Ana Marie Lopez

Title:	Chief Operating Officer of Hotchkis and Wiley Capital Management, LLC, as investment advisor to the Hotchkis and Wiley High Yield Fund

Hotchkis and Wiley Capital Income Fund,
as Lender

By:    /s/ Ana Marie Lopez
Name:    Ana Marie Lopez

Title:	Chief Operating Officer of Hotchkis and Wiley Capital Management, LLC, as investment advisor to the Hotchkis and Wiley Capital Income Fund

San Diego County Employees Retirement Association,
as Lender

By:    /s/ Ana Marie Lopez
Name:    Ana Marie Lopez

Title:	Chief Operating Officer of Hotchkis and Wiley Capital Management, LLC, as investment advisor to the San Diego County Employees Retirement Association

Santa Barbara Employees Retirement System,
as Lender

By:    /s/ Ana Marie Lopez
Name:    Ana Marie Lopez

Title:	Chief Operating Officer of Hotchkis and Wiley Capital Management, LLC, as investment

Amendment to Senior Secured Superpriority Debtor-In-Possession Credit, Security and Guaranty Agreement

advisor to the Santa Barbara Employees Retirement System

Amendment to Senior Secured Superpriority Debtor-In-Possession Credit, Security and Guaranty Agreement

National Elevator Industry Pension Plan,
as Lender

By:    /s/ Ana Marie Lopez
Name:    Ana Marie Lopez

Title:	Chief Operating Officer of Hotchkis and Wiley Capital Management, LLC, as investment advisor to the National Elevator Industry Pension Plan

University of Dayton,
as Lender

By:    /s/ Ana Marie Lopez
Name:    Ana Marie Lopez

Title:	Chief Operating Officer of Hotchkis and Wiley Capital Management, LLC, as investment advisor to the University of Dayton

Amendment to Senior Secured Superpriority Debtor-In-Possession Credit, Security and Guaranty Agreement

Greywolf Capital Management LP, on behalf of
Greywolf Event Driven Master Fund,
as Lender

By:    /s/ Christopher Samios
Name:    Christopher Samios

Title:	General Counsel

Greywolf Capital Management LP, on behalf of
Greywolf Strategic Master Fund SPC, Ltd. -MSP2,
as Lender

By:    /s/ Christopher Samios
Name:    Christopher Samios

Title:	General Counsel

Amendment to Senior Secured Superpriority Debtor-In-Possession Credit, Security and Guaranty Agreement

MAK Capital Fund LP,
as Lender

By:    /s/ Michael Kaufman
Name:    Michael Kaufman

Title:	Managing Member

MAK-ro Capital Master Fund LP,
as Lender

By:    /s/ Michael Kaufman
Name:    Michael Kaufman

Title:	Managing Member

Amendment to Senior Secured Superpriority Debtor-In-Possession Credit, Security and Guaranty Agreement

Pine River Deerwood Fund Ltd., as Lender
By: Pine River Capital Management L.P.,
Its: Investment Manager

By:    /s/ Jeff Stott
Name:    Jeff Stott

Title:	Chief Financial Officer

Pine River Fixed Income Master Fund Ltd., as Lender
By: Pine River Capital Management L.P.,
Its: Investment Manager

By:    /s/ Jeff Stott
Name:    Jeff Stott

Title:	Chief Financial Officer

Pine River Master Fund Ltd., as Lender
By: Pine River Capital Management L.P.,
Its: Investment Manager

By:    /s/ Jeff Stott
Name:    Jeff Stott

Title:	Chief Financial Officer

Pine River Convertibles Master Fund Ltd., as Lender
By: Pine River Capital Management L.P.,
Its: Investment Manager

By:    /s/ Jeff Stott
Name:    Jeff Stott

Title:	Chief Financial Officer

Amendment to Senior Secured Superpriority Debtor-In-Possession Credit, Security and Guaranty Agreement

Trishield Special Situations Master Fund Ltd.,
as Lender

By:    /s/ Robert Harteveldt
Name:    Robert Harteveldt

Title:	CEO

Amendment to Senior Secured Superpriority Debtor-In-Possession Credit, Security and Guaranty Agreement

WFM Fund (HoldCo-1) Inc.,
as Lender

By:    /s/ R. Valdez
Name:    R. Valdez

Title:	Authorized Person

Amendment to Senior Secured Superpriority Debtor-In-Possession Credit, Security and Guaranty Agreement